UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 4, 2019

SPIRIT MTA REIT

(Exact name of registrant as specified in its charter)

Maryland	1-38414	82-6712510
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2727 North Harwood Street, Suite 300, Dallas, TX 75201

(Address of principal executive offices) (Zip Code)

(972) 476-1409

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares of beneficial interest, par value $0.01 per share	SMTA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On September 4, 2019, Spirit MTA REIT (the “Company”) held a special meeting of its shareholders (the “Special Meeting”) to consider and vote upon the following proposals: (i) the transactions constituting the sale of substantially all of the assets of the Company (the “Sale”) contemplated by the Equity Purchase Agreement, dated as of June 2, 2019, by and among the Company, SMTA Financing JV, LLC, Banner NewCo LLC and Hospitality Properties Trust (the “Sale Proposal”), and (ii) the Plan of Voluntary Liquidation of the Company and the actions and transactions contemplated thereby, subject to approval of the Sale Proposal, providing for the winding-up and complete liquidation of the Company, and the dissolution and termination of the Company or the conversion of the Company to another liquidating entity, following the closing of the Sale (the “Liquidation Proposal”).

As of July 29, 2019, the record date for the Special Meeting, there were 43,159,931 shares of common stock outstanding and entitled to vote at the Special Meeting. The Company solicited proxies for the Special Meeting pursuant to Section 14(a) of the Securities Act of 1934. A total of 33,080,121 shares of the Company’s common stock were represented in person or by proxy at the Special Meeting, and accordingly, a quorum was present.

Holders of the Company’s common stock considered, and a majority approved, both the Sale Proposal and the Liquidation Proposal.

As the Company received the requisite vote from its shareholders to approve each of the Sale Proposal and the Liquidation Proposal, the proposal to adjourn the Special Meeting to solicit additional proxies was not needed and, therefore, no vote was taken on that proposal.

The final voting results of the Company’s shareholders vote at the Special Meeting are set forth below:

Sale Proposal

	For	Against	Abstain
Total	32,952,929	47,132	80,060

Liquidation Proposal

	For	Against	Abstain
Total	32,927,861	69,948	82,312

Item 8.01	Other Events.

On September 4, 2019, the Company issued a press release announcing, among other things, the results of the Special Meeting. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT NUMBER	DESCRIPTION

99.1	Press Release of Spirit MTA REIT, dated September 4, 2019.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPIRIT MTA REIT

Date: September 4, 2019	By:	/s/ Ricardo Rodriguez
Ricardo Rodriguez
Chief Executive Officer, President, Chief Financial Officer and Treasurer